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                                                                    Exhibit 10.4

                               VIRTUSA CORPORATION

                             2000 STOCK OPTION PLAN
                    AMENDED & RESTATED AS OF APRIL 17, 2002

1.   PURPOSES OF THE PLAN.

     The purposes of this 2000 Stock Option Plan of Virtusa Corporation, a Delaware corporation (the "Company"), are to promote the interests of the Company and its stockholders by strengthening the Company's ability and that of its Subsidiaries to attract, motivate, and retain employees, directors, Consultants and advisors of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company to selected employees, directors, Consultants and advisors of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2.   DEFINITIONS.

          (a) "Acquisition " means

               (i) a merger, reorganization or consolidation between the Company and another person or entity (other than a holding company or Parent or Subsidiary of the Company) as a result of which the holders of the Company's outstanding voting stock immediately prior to the transaction hold less than a majority of the outstanding voting stock of the surviving entity immediately after the transaction,

               (ii) the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more persons (other than any wholly owned Subsidiary) in a single transaction or series of related transactions, or

               (iii) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than 50% of all of the Common Stock of the Company to an unrelated person or entity as a result of which the holders of the Company's outstanding voting stock immediately prior to the transaction hold less than a majority of the outstanding voting stock of the surviving entity immediately after the transaction.

          (b) "Act" means the Securities Act of 1933, as amended.

          (c) "Award" or "Awards" shall include Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, and Unrestricted Stock, or any combination of the forgoing.

          (d) "Board" means the Board of Directors of the Company or its successor entity.

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          (e) "Code" means the Internal Revenue Code of 1986, as amended, and related rules, regulations and interpretations.

          (f) "Committee" means the Compensation Committee of the Board; provided, that the Board by resolution duly adopted may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan, and during the period of effectiveness of any such resolution, references herein to the "Committee" shall mean the Board acting in such capacity.

          (g) "Common Stock" means the common stock of the Company, par value $.01 per share.

          (h) "Company has the meaning specified in Section 1.

          (i) "Consultant" means a person engaged to provide consulting or advisory services (other than as an employee or director) to the Company or its Subsidiaries, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Act.

          (j) "Covered Employee " has the meaning specified in Section 4(b).

          (k) "Eligible Person" means any person who is an employee (including officers and employee directors), director, Consultant or advisor of the Company or any Subsidiary.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

          (m) "Fair Market Value" means the value of a share of Common Stock as of the relevant time of reference, as determined in good faith by the Committee without regard to any restriction other than a restriction which, by its terms, will never lapse; provided, however: (i) if the Common Stock is then traded on a national securities exchange, the Fair Market Value on any given date shall not be less than the last reported closing price of a share of Common Stock on such securities exchange; (ii) if the Common Stock is then traded on the Nasdaq National Market System, the Fair Market Value on any given date shall not be less than the last reported closing price of the Common Stock as reported on such system; or (iii) if the Common Stock is admitted to quotation on the Nasdaq National Market System, the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices for the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported; provided further that, if the date for which the Fair Market Value is determined is the first

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     day when trading prices for the Common Stock are reported on the Nasdaq
     National Market System or trading on a national securities exchange, the Fair Market Value shall be the "Price to the Public" (or its equivalent) set forth on the cover page for the final prospectus relating to the Company's Initial Public Offering. After the Initial Public Offering, if the relevant date does not fall on a day on which the Common Stock has traded on the Nasdaq National Market System or on a national securities exchange or market, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant Date, or such other appropriate day as shall be determined by the Committee, in its discretion.

          (n) "Incentive Stock Option" means an option designated and intended to qualify as an "incentive stock option" under Section 422(b) of the Code.

          (o) "Initial Public Offering" means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act, other than on Forms S-4 or S-8 or their then equivalents, covering the offer and sale by the Company of its equity securities or such other event as a result of or following which the stock shall be publicly held.

          (p) "Nonqualified Stock Option" means an Option that is not designated as an Incentive Stock Option or which does not qualify as an Incentive Stock Option.

          (q) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

          (r) "Option Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Option granted to the Participant and any shares of Common Stock acquired upon the exercise thereof. An Option Agreement may consist of a "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

          (s) "Outside Director" has the meaning specified in Section 4(b).

          (t) "Parent" means any parent of the Company as defined in Section 424(e) of the Code.

          (u) "Participant" means any Eligible Person selected to receive an Option pursuant to Section 5 or any Permitted Transferee.

          (v) "Permitted Transferee" means any member of a Participant's immediate family, a trust for the benefit of such family members, a partnership in which such family members are the only partners, or a limited liability company in which such family members are the only members.

          (w) "Plan" means this 2000 Stock Option Plan as set forth herein and as amended and/or restated from time to time.
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          (x) "Restricted Stock" has the meaning specified in Section 7(a).

          (y) "Restricted Stock Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of an award of Restricted Stock granted to the Participant and any shares of Common Stock subject thereto.

          (z) "Section 260.140.45" has the meaning specified in Section 3(d).

          (aa) "Service Relationship" means a Participant's employment or service with the Company or its Subsidiary, whether in the capacity of an employee, director or a Consultant. Unless otherwise determined by the Committee, a Participant's Service Relationship shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or a transfer between locations of the Company or its Subsidiaries or a transfer between the Company and any Subsidiary, provided that there is no interruption or other termination of the Service Relationship. Subject to the foregoing and Section 10 below, the Company, in its discretion, shall determine whether the Participant's Service Relationship has terminated and the effective date of such termination.

          (bb) "Subsidiary" means any subsidiary of the Company as defined in
     Section 424(f)of the Code.

          (cc) "Unrestricted Stock" has the meaning specified in Section 8(a).

          (dd) "10% Owner Optionee" means an individual who owns or is deemed to own (by reason of the attribution rules of Section 424(b) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

          (a) Subject to adjustment in accordance with the provisions of Section 11 below, the maximum aggregate number of shares of Common Stock reserved and available for issuance under the Plan shall be 6,000,000 shares.

          (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company.

          (c) For purposes of the limitation set forth in Section 3(a) above, the shares of Common Stock underlying any Award which is forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Common Stock available for issuance under the Plan.

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          (d) Notwithstanding the foregoing, at any time that the offer and sale of securities pursuant to the Plan is subject to the compliance with
     Section 260.140.45 of Title 10 of the California Code of Regulations ("Section 260.140.45"), the total number of shares of Common Stock issuable upon the exercise of all outstanding Awards (together with options, restricted stock or unrestricted stock outstanding under any other stock option plan of the Company) and the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such higher percentage limitation as may be approved by the stockholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.

4.   ADMINISTRATION OF THE PLAN.

          (a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

          (b) The Plan will be administered by the Committee, which shall consist of not less than two directors; provided, however, that if each member of the Committee is not a "Non-Employee Director" within the meaning of Rule 16b-3(a)(3) of the Exchange Act, then any Awards granted to individuals subject to the reporting requirements of Section 16 of the Exchange Act shall be approved by the Board. Notwithstanding the foregoing, after the end of the reliance period as defined in Treasury Regulation 1.162-27(f) following the Company's Initial Public Offering, Awards granted to "Covered Employees" which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to
     Section 162(m) of the Code shall be approved by a Committee composed solely of two or more "Outside Directors" (each within the meaning of Section 162(m) of the Code).

          (c) The Committee has and may exercise such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee shall make all determinations required under the Plan, including the Eligible Persons to whom, and the time or times at which, Awards may be granted, the exercise price or purchase price (if any) of each Award, whether each Option is intended to qualify as an Incentive Stock Option or a Nonqualified Stock Option, and the number of shares subject to each Award. The Committee also has authority (i) to interpret the Plan, (ii) to determine the terms and provisions of the Awards, (iii) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and Participants, (iv) to approve the form of written agreements evidencing the Awards, and (v) to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and

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     rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

          (d) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee with respect to the Plan or any Awards granted under it.

          (e) The Committee, in its discretion, may delegate to the Chief Executive Officer, President and/or the Chief Financial Officer of the Company all or part of the Committee's authority and duties with respect to the granting of Awards at Fair Market Value to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or Covered Employees. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

5.   GRANTS.

          (a) The Committee shall determine and designate from time to time those Eligible Persons who are to be granted Awards, the type of Award to be granted and the number of shares covered thereby or issuable upon exercise thereof. Each Award will be evidenced by a written agreement which shall be in such form as the Committee may from time to time approve; provided that, agreements issued to Eligible Persons need not be identical.

          (b) Awards may be granted to employees, directors, Consultants and advisors of the Company and its Subsidiaries (including prospective employees, directors, Consultants and advisors to whom Awards are granted in connection with written offers of employment or other service with the Company or its Subsidiaries) who are responsible for, or contribute to, the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee, in its sole discretion.

          (c) No 10% Owner Optionee will be eligible for the grant of an Incentive Stock Option; provided that, if at the time such Incentive Stock Option is granted, its exercise price is at least 110% of the Fair Market Value of the Common Stock and, by its terms, it is not exercisable after the expiration of five years from the date of grant, then such 10% Owner Optionee may be granted an Incentive Stock Option.

          (d) Incentive Stock Options may be granted only to employees of the Company or any Subsidiary; provided, however, an Incentive Stock Option may be granted to a prospective employee upon the condition that such person becomes an employee and such grant shall be deemed granted effective on the date that such person commences service with the Company or its Subsidiaries, with an exercise price determined as of such date in accordance with Sections 5(c) and 6(a).

          (e) No Incentive Stock Options shall be granted under the Plan after May 4, 2010.
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6.   TERMS AND CONDITIONS OF OPTIONS.

          (a) Subject to Section 5(c) and 5(d) above, the price at which Common Stock may be purchased by a Participant under an Option shall be determined by the Committee; provided, however, that the exercise price under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than the minimum exercise price per share set forth herein and in Sections 5(c) and 5(d) above if the Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under Section 424(a) of the Code.

          (b) Each Option shall be exercisable at such time or times, during such periods, and for such numbers of shares as shall be determined by the Committee and set forth in the applicable Option Agreement evidencing the Option. A Participant shall have no rights of a stockholder with respect to any shares covered by an Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights which the record date is prior to the date such certificate is issued, except as provided in Section 11 below. Subject to Section 5(c) above, the term of each Option shall expire no later than the 10th anniversary of its date of grant.

          (c) Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased. Payment of the exercise price may be made by one or more of the following methods to the extent provided in the Option
     Agreement:

                    (A) in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company;

                    (B) if permitted by the Committee in its sole and absolute discretion (x) at the time of grant if the Option is an Incentive Stock Option or (y) at any time if the Option is a Nonqualified Stock Option, by the Participant delivering to the Company a promissory note (which may be recourse or partially recourse to the Participant) in a form approved by the Committee; provided that at least so much of the exercise price as represents the par value of the Common Stock shall be paid other than with a promissory note if otherwise required by state law;

                    (C) after the closing of the Company's Initial Public
               Offering, if permitted by the Committee, (x) through the delivery (or attestation to ownership) of shares of Common Stock held by the Participant for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the

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               exercise date, or (y) by the Participant delivering to the
               Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the exercise price; provided that, in the event the Participant chooses such payment procedure, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

                    (D) any combination of the payment methods set forth in
               clauses (A), (B), and (C) above.

          Payment instruments will be received subject to collection. No certificates for shares of Common Stock so purchased will be issued to the Participant until the Company has completed all steps required by law to be taken in connection with the issuance and sale of such shares, including, without limitation, obtaining from Participant payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Common Stock to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the Participant (or a purchaser acting in his or her stead in accordance with the provisions of the Option) by the Company of the full exercise price for such shares and the fulfillment of any other requirements contained in the Option Agreement or applicable provisions of law. If the Participant chooses to pay the exercise price by delivery of previously owned shares of Common Stock by the attestation method set forth in clause (C)(x) above, the shares of Common Stock transferred to the Participant upon the exercise of the Option shall be net of the number of the shares of Common Stock delivered.

          (d) To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year (under all option plans of the Company, its Parent and/or its Subsidiaries) exceeds $100,000 (or such other limit as may be required by the Code) such Incentive Stock Options shall constitute Nonqualified Stock Options. For purposes of this Section 6(d), Incentive Stock Options shall be taken into account in the order in which they were granted. If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock Option in part and a Nonqualified Stock Option in part, the Participant may designate which portion of the Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

          (e) No Option shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and all Options shall be exercisable, during a Participant's lifetime, only by the Participant, or, in the event of the Participant's incapacity, by the Participant's legal representative or guardian. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Option Agreement

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     regarding a given Nonqualified Option that a Participant may transfer, without consideration for the transfer, his or her Nonqualified Stock Option to any Permitted Transferee; provided that such Permitted Transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option Agreement.

          (f) Shares of Common Stock issued pursuant to Options may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Committee and set forth in the applicable Option Agreement. The Company shall have the right to assign to any person at any time any repurchase right it may have, whether or not such rights is then exercisable.

7.   RESTRICTED STOCK AWARDS.

          (a) The Company may, pursuant to an Award of Restricted Stock, sell, at par value or such greater purchase price as determined by the Committee, in its sole discretion, shares of Common Stock subject to such restrictions and conditions as the Committee may determine at the time of grant, which purchase price shall be payable in cash or, if permitted by the Committee at the time of grant of such Award, by promissory note (which may be recourse or partially recourse to the Participant), in a form approved by the Committee; provided that, at least so much of the purchase price as represents the par value of the Stock shall be paid other than with a promissory note if required by state law. Conditions may be based on continuation of a Service Relationship and/or achievement of pre-established performance goals and objectives or such other terms as may be determined by the Committee in its sole discretion. The grant of Restricted Stock is contingent on the Participant executing a Restricted Stock Agreement. The terms and conditions of each such Restricted Stock Agreement shall be determined by the Committee and such terms and conditions may differ among individual Awards and Participants.

          (b) Upon execution of the Restricted Stock Agreement and payment of any applicable purchase price, a Participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to any conditions contained in the Restricted Stock Agreement. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the Participant shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

          (c) Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Agreement. Shares of Common Stock issued pursuant to an award of Restricted Stock may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Committee and set forth in the applicable Restricted Stock Agreement. The Company shall have the right to assign to
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     any person at any time any repurchase right it may have, whether or not such right is then exercisable.

          (d) The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Agreement.

          (e) The Restricted Stock Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock..

8.   UNRESTRICTED STOCK AWARDS.

          (a) The Committee may, in its sole discretion, grant or sell an Unrestricted Stock Award to any Participant, pursuant to which such Participant may receive shares of Common Stock free of any vesting restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

          (b) The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

9.   TAX WITHOLDING.

          (a) Each Participant shall, no later than the date as of which the value of an Award or of any Common Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, foreign, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          (b) Subject to approval by the Committee, a Participant may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Fair Market Value of any shares of Common Stock withheld or tendered to satisfy any such tax withholding obligation shall not exceed the amount determined by the applicable minimum statutory withholding rates.

10.  LEAVE OF ABSENCE.

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                                      -11-


          For purposes of the vesting and exercisability of Awards under the Plan an approved leave of absence for military service or sickness, or for any other purpose approved by the Company shall not be deemed a termination of the Service Relationship; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave, the Participant's Service Relationship shall be deemed to have terminated unless the Participant's right to return to service is guaranteed either by a statute or by contract. Further, an approved leave of absence for maternity or, in the Company's sole discretion, a medical reason, shall be treated as service for purposes of determining vesting under the Participant's Option Agreement or Restricted Stock Agreement; provided that, if any such leave exceeds 12 weeks, then beginning on the first day of the 13th week, such leave shall not be treated as service for purposes of vesting (i.e., the vesting schedule shall be tolled for the period of the leave of absence beyond 12 weeks). Notwithstanding anything stated herein, unless otherwise designated by the Company or required by law, any other leave of absence shall not be treated as service for purposes of vesting.

11.  ADJUSTMENT PROVISIONS.

          (a) Subject to Section 11(b), if the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price and/or repurchase price for each share subject to then outstanding Options (without change in the aggregate exercise price and/or repurchase price as to which such Options remain exercisable), and (iv) the repurchase price per share for each outstanding Restricted Stock Award); provided that, such exercise and/or repurchase price may not be less than the par value of the Common Stock.

          (b) Upon the effectiveness of an Acquisition:

               (i) except with respect to specific Awards as the Committee otherwise determines at the time of grant and as set forth therein, all shares subject to outstanding Awards not otherwise accelerated and vested under the terms of the original grant, to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Committee, which determination shall be final, binding, and conclusive) (an "Assumption") shall, subject to and conditioned upon the effectiveness of the Acquisition, become vested and exercisable in full 10 days prior to the anticipated effective date of the Acquisition as determined by the Committee, except with respect to specific Awards as the Committee otherwise determines at the time of grant; and

               (ii) unless there is an Assumption, the Plan and all outstanding Options shall terminate upon the effectiveness of the Acquisition.

          (c) In the event that Options are terminated pursuant to Section 1 l(b)(ii) above, each Participant shall be permitted to exercise for a period of at least 10 days prior to the anticipated effective date of such Acquisition all outstanding Options held by such Participant which are then vested and exercisable (after giving effect to the acceleration of vesting provided for in connection with the Acquisition); provided, however: (i) the exercise of the portion of such Options that became vested and exercisable in connection with the Acquisition shall be subject to and conditioned upon the effectiveness of the Acquisition, and (ii) the Participant may, but will not be required to, condition the exercise of any portion of an Option not described in (i) above upon the effectiveness of the Acquisition.

          (d) Following the effectiveness of an Assumption, the unvested portion of all outstanding Awards, if any, shall continue to vest in accordance with the vesting schedule set forth in such Awards, in the same proportions and on the same dates as the shares of Common Stock would have vested had there been no acceleration of vesting (i.e. if 25% of the original shares of Common Stock subject to the Award would have vested on a specified date, then 25% of the original shares of Common Stock subject to the Award, less the number of shares of Common Stock that would have vested on that date but which accelerated in connection with the Acquisition, shall vest on such specified date) and all such Awards shall otherwise be adjusted as provided in Section 11(a) above.

          (e) Adjustments under this Section 11 will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof so as to effectuate the intent of this Section 11 will be final, binding, and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments, but the Committee, in its discretion, may either make a cash payment in lieu of fractional shares or round any resulting fractional share down to the nearest whole number.

          (f) In the event of a dissolution or liquidation of the Company, any outstanding Options issued under the Plan shall be terminated if not exercised prior to such event.

          (g) The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or consultants of another company in connection with a merger or consolidation of such company with the Company (or its Parent or any Subsidiary) or the acquisition by the Company (or its Parent or any Subsidiary) of property or stock of such company. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3
     (a) above.

12.  ADDENDUM A: CALIFORNIA GRANTEES.

          Addendum A attached hereto shall be incorporated by reference in its entirety and shall only be applicable to the grant of Awards under the Plan to Participants who are located in or providing services to the Company or one of its Subsidiaries in the State of California.

13.  GENERAL PROVISIONS.

          (a) Nothing contained in this Plan shall prevent the Committee from adopting other or additional compensation arrangements and such arrangements as may be either generally applicable or applicable only in specific cases. Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continued employment or service with the Company or any of its Subsidiaries or affect the right of the Company or any Subsidiary to terminate the employment, directorship or consulting or advising relationship of any Participant at any time, with or without cause.

          (b) The grant of Awards and the issuance of shares of Common Stock upon exercise of Awards shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Common Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed. In addition, no Option may be exercised unless: (a) a registration statement under the Act shall at the time of exercise of the Option be in effect with respect to the shares of Common Stock issuable upon exercise of the Award, or (b) in the opinion of legal counsel to the Company, the shares of Common Stock issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. The inability of the Company to obtain from any regulatory body that has jurisdiction, the authority, if any, deemed by Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (c) Stock certificates issued under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Participant, at the Participant's last known address on file with the Company.

          (d) Sale of Common Stock received pursuant to this Plan or upon exercise of an Award under the Plan shall be subject to any insider-trading-policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

          (e) In the event of a conflict between the terms and provisions of this Plan and the terms and provisions of any Restricted Stock Agreement or Option Agreement, the terms and provisions of this Plan shall govern.

14.  AMENDMENT AND TERMINATION.

          (a) The Board shall have the power, in its discretion, to amend, modify, suspend, or terminate the Plan at any time, subject to applicable law and the rights of holders of outstanding Options on the date of such action. No amendment, modification, suspension or termination of the Plan shall affect any outstanding Award unless expressly provided hereunder or as determined by the Board. Further, no such amendment, modification, suspension or termination of the Plan, unless taken with the approval of the stockholders of the Company, may: (a) increase the maximum number of shares of Common Stock for which Awards granted under this Plan may be issued (except by operation of Section 11(a)); (b) alter the class of employees eligible to receive Incentive Stock Options under the Plan; or
     (c) amend the Plan in any other manner which the Board, in its discretion, determines would require approval of the stockholders under any applicable law, rule or regulation to become effective even though such stockholder approval is not expressly required by this Plan. Nothing in this Section 14(a) shall limit the Board's or Committee's authority to take any action permitted pursuant to Section 11(b).

          (b) No amendment, suspension or termination of the Plan will, without the consent of the Participant, adversely affect any right or obligation under any Award previously granted to such Participant under the Plan unless (i) required to ensure that an Option is treated as an Incentive Stock Option or (ii) to comply with applicable law.

15.  EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

     The Plan became effective upon its adoption by the Board and by the Company's stockholders on May 5, 2000. The Plan shall continue in effect until the earlier of: (i) its termination by the Board, (ii) the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the applicable Option Agreements and Restricted Stock Agreements have lapsed, or
(iii) May 4, 2010.

                            FORM--US EMPLOYEE VERSION

                             STOCK OPTION AGREEMENT
                                    UNDER THE
                   VIRTUSA CORPORATION 2000 STOCK OPTION PLAN

     Pursuant to the Virtusa Corporation 2000 Stock Option Plan (the "Plan"), Virtusa Corporation, a Delaware corporation (together with its successors, the "Company"), hereby grants to the person (the "Grantee") named in the Notice of Grant of Stock Option attached hereto (the "Notice") to which this Stock Option Agreement (the "Option Agreement") is attached, an option (together with the Notice, referred to herein as the "Option") to purchase on or prior to the expiration date specified in the Notice (the "Expiration Date"), or such earlier date as is specified herein, all or any part of the number of shares of Common Stock of the Company indicated in the Notice (the "Option Shares" and such shares once issued shall be referred to as the "Issued Shares"), at the exercise price per share specified in the Notice (the "Exercise Price") and subject to the terms and conditions set forth in this Option Agreement, the Notice and the Plan, including the adjustment provision thereof. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan (as applicable).

     If this Option is designated as an Incentive Stock Option in the Notice, this Option is intended to qualify as an "incentive stock option" as defined in
Section 422(b) of the Code. To the extent that any portion of this Option does not so qualify as an Incentive Stock Option or, if this Option is designated as a Nonqualified Stock Option in the Notice, it shall be deemed a Nonqualified Stock Option. The Grantee should consult with the Grantee's own tax advisor regarding the tax effects of this Option (and any requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements).

     1. Vesting and Exercisability.

          (a) No portion of this Option may be exercised until such portion shall have vested.

          (b) Except as set forth below and in Section 5 hereof, this Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option as provided herein, in an amount not to exceed the number of Vested Shares (as determined in the Notice) less the number of shares previously acquired upon exercise of this Option. In no event shall this Option be exercisable for more than the Number of Option Shares (as designated in the Notice).

          (c) In the event that the Grantee's Service Relationship terminates, this Option may thereafter be exercised, to the extent it was vested and exercisable on the date of such termination, until the date specified in Section 1(d) hereof. Any portion of this Option that is not exercisable on the date of termination of the Service Relationship shall immediately expire and be null and void.

          (d) Subject to the provisions of Section 5 hereof, once any portion of this Option becomes vested and exercisable, it shall continue to be exercisable by the Grantee or his or her representatives and legatees as contemplated herein at any time or times prior to the earliest of (i) the date which is (A) twelve
(12) months following the date on which the Grantee's Service Relationship terminates due to death or disability, or (B) three (3) months following the date on which the Grantee's Service Relationship terminates if the termination is due to any other reason, or (ii) the Expiration Date set forth in the Notice; provided that, notwithstanding the foregoing, if the Grantee's Service Relationship is terminated for "Cause", this Option shall terminate immediately and be null and void upon the date of the Grantee's termination and shall not thereafter be exercisable. For purposes hereof, "Cause" means: (i) any material breach by the Grantee of any agreement to which the Grantee and the Company are parties, including breach of covenants not to compete and covenants relating to the protection of confidential information and proprietary rights of the Company, which breach is not cured pursuant to the terms of such agreements,
(ii) any act (other than retirement) or omission to act by the Grantee which would reasonably be likely to have a material adverse effect on the business of the Company, as the case may be, or on the Grantee's ability to perform services for the Company, as the case may be, (iii) the Grantee's conviction (including any pleas of guilty or nolo contendre) of any crime (other than ordinary traffic violations) which impairs the Grantee's ability to perform his or her duties,
(iv) any material misconduct or willful and deliberate non-performance of duties by the Grantee in connection with the business or affairs of the Company, as the case may be, (v) the Grantee's theft, dishonesty or falsification of the Company's documents or records, or (vi) the Grantee's improper use or disclosure of the Company's confidential or proprietary information. For purposes of the definition of "Cause" set forth herein, all references to the Company shall be deemed to include the Company's Parent or any Subsidiary.

          (e) If designated as an Incentive Stock Option in the Notice, the Grantee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, subject to any amendments thereof, no sale or other disposition may be made of Issued Shares for which incentive stock option treatment is desired within the one (l)-year period after the day of the issuance of such Issued Shares to him or her (i.e., the exercise date), nor within the two (2)-year period after the grant of this Option and further, that this Option must be exercised, if and to the extent permitted hereunder, within three (3) months after termination of employment (or twelve (12) months in the case of death or disability to qualify as an incentive stock option. If the Grantee disposes (whether by sale, gift, transfer or otherwise) of any such Issued Shares within either of these periods, he or she agrees to notify the Company within thirty (30) days after such disposition. The Grantee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent that the aggregate Fair Market Value (determined as of the time that the applicable option is granted) of the shares of Common Stock with respect to which all Incentive Stock Options held by the Grantee are exercisable for the first time during any calendar year (under all option plans of the Company, its Parent and/or its Subsidiaries) exceeds $100,000, such Incentive Stock Options shall constitute Nonqualified Stock Options. For purposes of this Section l(e), Incentive Stock Options shall be taken into account in the order in which they were granted. If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock

Option in part and a Nonqualified Stock Option in part, the Grantee may designate which portion of the Stock Option the Grantee is exercising. In the absence of such designation, the Grantee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

     2. Exercise of Option.

          (a) The Grantee may exercise this Option only by delivering an Option exercise notice (an "Exercise Notice") in substantially the form of Appendix A attached hereto to the Company's Chief Financial Officer or, if none, the Chief Executive Officer, indicating his or her election to purchase some or all of the Option Shares with respect to which this Option has vested at the time of delivery of such Exercise Notice (which amount shall be specified in the Exercise Notice), accompanied by payment in full of the aggregate Exercise Price; provided that such exercise shall be effective only upon receipt by such officer of the Exercise Notice and the aggregate Exercise Price. Payment of the aggregate Exercise Price for the Option Shares elected to be purchased by the Grantee may be made by one or more of the following methods:

               (i) in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the aggregate Exercise Price of such Option Shares;

               (ii) after the closing of the Company's Initial Public Offering, if permitted by the Committee at the discretion of the Committee at the time of exercise, (x) through the delivery (or attestation to ownership) of shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of such Option Shares that have been purchased by the Grantee on the open market or that have been held by the Grantee for at least six (6) months and are not subject to restrictions under any plan of the Company, or (y) by the Grantee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the Exercise Price of such Option Shares; provided that, in the event the Grantee chooses such payment procedure, the Grantee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

               (iii) a combination of the payment methods set forth in clauses
(i) and (ii) above.

          (b) Certificates for the Option Shares so purchased will be issued and delivered to the Grantee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Grantee shall have complied with the requirements hereof and of the Plan, including the withholding requirements set forth in
Section 6 hereof, the Company shall be under no obligation to issue the Option Shares subject to this Option, and the determination of the Committee as to such compliance shall be final and binding on the Grantee. The Grantee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Issued Shares unless and until this Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered such Issued Shares to the Grantee, and the Grantee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Grantee shall have full dividend and other ownership rights with respect to such Issued Shares, subject to the terms of this Option Agreement.

          (c) The Company shall not be required to issue fractional shares upon the exercise of this Option.

          (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Option shall be exercisable after the earlier of the Expiration Date or the termination of this Option as contemplated by Section l(d) and
Section 5 hereof.

     3. Subject to Plan.

          This Option is subject to all of the terms and conditions set forth in the Plan. Notwithstanding anything in this Option Agreement or the Notice to the contrary, to the extent of any conflict between the terms of the Plan, this Option Agreement, and the Notice, the terms of the Plan shall control.

     4. Transferability.

          This Option is personal to the Grantee and is not transferable by the Grantee in any manner other than by will or by the laws of descent and distribution; provided that if this Option is designated as a Nonqualified Stock Option, such Option may be transferred by the Grantee to any Permitted Transferee; provided that, the Permitted Transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and this Option Agreement. This Option may be exercised during the Grantee's lifetime only by the Grantee (or by the Grantee's legal representative or guardian in the event of the Grantee's incapacity) or by a Permitted Transferee pursuant to this
Section 4. The Grantee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Grantee's Option in the event of the Grantee's death to the extent provided herein. If the Grantee does not designate a beneficiary, or if the designated beneficiary predeceases the Grantee, the executor of the Grantee may exercise this Option to the extent permitted herein in the event of the Grantee's death.

     5. Effect of Certain Acquisitions.

          (a) Acquisitions. Upon the effectiveness of an Acquisition:

               (i) twenty five percent (25%) of the total number of Option Shares which are not vested and exercisable as of the date of the Acquisition shall immediately become vested and exercisable;

               (ii) to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Committee, which determination shall be final, binding, and conclusive) (an "Assumption") all remaining Option Shares shall, subject to and conditioned upon the effectiveness of the Acquisition, become vested and exercisable in full ten (10) days prior to the anticipated effective date of the Acquisition as determined by the Committee; and

               (iii) unless there is an Assumption, this Option shall terminate upon the effectiveness of the Acquisition.

          (b) Exercise in Connection with a Termination. In the event that the Option is terminated pursuant to Section 5(b)(iii) above, the Grantee shall be permitted to exercise, for a period of at least ten (10) days prior to the anticipated effective date of such Acquisition, this Option to the extent that it is then vested and exercisable (after giving effect to the acceleration of vesting provided for in connection with the Acquisition); provided that, the exercise of the portion of the Option that becomes vested and exercisable in connection with the Acquisition shall be subject to and conditioned upon the effectiveness of the Acquisition.

          (c) Vesting following an Assumption. Following the effectiveness of an Assumption, the unvested portion of this Option, if any, shall continue to vest in accordance with the vesting schedule set forth in the Notice, in the same proportion and on the same dates as the shares of Common Stock would have vested had there been no acceleration of vesting (i.e. if twenty five percent (25%) of the original shares of Common Stock subject to this Option would have vested on a specified date, then twenty five percent (25%) of the original shares of Common Stock subject to this Option, less the number of shares of Common Stock that would have vested on that date but which accelerated in connection with the Acquisition, shall vest on such specified date) and all such Awards shall otherwise be adjusted as provided in Section 1 l(a) of the Plan.

     6. Withholding Taxes.

          (a) Payment by Grantee. The Grantee shall, no later than the date as of which the exercise of this Option (or, if applicable, the issuance, in whole or in part, of any Issued Shares upon the exercise of this Option, the operation of any law or regulation providing for the imputation of interest related to this Option, or the lapsing of any restriction with respect to any Issued Shares acquired upon exercise of this Option) gives rise to taxable income and subjects the Company to a tax withholding obligation, authorize the Company to withhold from payroll and any other amounts payable to the Grantee or pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state, foreign and local taxes required by law to be withheld with respect to such income.

          (b) Payment in Common Stock. Subject to approval by the Committee, the Grantee may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued a number of shares of Common Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or
(ii) transferring to the Company shares of Common Stock owned by the Grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Fair Market Value of any shares of Common Stock withheld to satisfy any such tax withholding obligation shall not exceed the amount determined by the applicable minimum statutory withholding rates.

     7. Company's Right of First Refusal.

          (a) Exercise of Right. If the Grantee or any Permitted Transferee desires to sell, exchange, transfer, pledge or otherwise dispose of all or any part of the Issued Shares to any person or entity other than to the Company or a Permitted Transferee (an "Offeror"), the Grantee or Permitted Transferee shall:
(i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offerer; and (ii) give written notice (the "Offer Notice") to the Company setting forth the Grantee's or Permitted Transferee's desire to transfer such shares, which Offer Notice shall be accompanied by a photocopy of the Offer and shall set forth the name and address of the Offeror and the price and terms of the Offer. In the event that the Offer constitutes a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of such shares as determined by the Committee in good faith. Upon receipt of the Offer Notice, the Company shall have an assignable option to purchase any or all of such Issued Shares (the "Offered Shares") specified in the Offer Notice, such option to be exercisable by giving, within thirty (30) days after receipt of the Offer Notice, a written counter notice to the Grantee or Permitted Transferee. If the Company or its assigns elects to purchase any or all of such Offered Shares, it shall be obligated to purchase, and the Grantee or Permitted Transferee shall be obligated to sell to the Company or its assigns, such Offered Shares at the price and terms indicated in the Offer within thirty (30) days from the date of delivery by the Company of such counter notice (unless a longer period is permitted by the Grantee or Permitted Transferee and the Offeror); provided, however, that in the event that the Offer Notice provides for the payment for the Offered Shares other than in cash, the Company shall have the option of paying for the Offered Shares by the present value cash equivalent of the consideration described in the Offer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Grantee or Permitted Transferee to the Company (or its Parent or any Subsidiary) shall be treated as payment to the Grantee or Permitted Transferee in cash to the extent the unpaid principal balance and any accrued interest is canceled. The Company's exercise or failure to exercise its right of first refusal pursuant to this Section 7(a) with respect to any proposed transfer described in an Offer Notice shall not affect the Company's right to exercise its right of first refusal with respect to any other proposed transfer thereafter.

          (b) Sale of Offered Shares to Offeror. The Grantee or Permitted Transferee may, for sixty (60) days after the expiration of such thirty (30)-day option period (or, if applicable, such longer period) as set forth in Section 7(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Offered Shares not purchased or agreed to be purchased by the

Company or its assigns. All Offerors shall be required as a condition of purchasing such Offered Shares to agree in writing (in a form satisfactory to the Company) that the Offeror shall purchase and hold such Offered Shares subject to the Company's right of first refusal pursuant to this Section 7 with respect to any subsequent proposed transfer. Further, the Company shall have the right to demand further assurances from the Grantee or Permitted Transferee and the Offeror that the transfer of the Offered Shares was actually carried out in accordance with the terms and conditions of the Offer Notice. No transfer of the Offered Shares shall be effected on the books of the Company until the Company has received such assurances, if so demanded. Any proposed transfer on terms and conditions different from those described above in an Offer Notice shall be null and void. If any or all of such Offered Shares are not sold pursuant to the Offer Notice within the time permitted above, the unsold Offered Shares shall remain subject to the terms of this Section 7.

          (c) Failure to Deliver Option Shares. If the Grantee or Permitted Transferee fails or refuses to deliver on a timely basis duly endorsed certificates representing the Offered Shares to be sold to the Company or its assigns pursuant to this Section 7, the Company shall have the right to deposit the purchase price for such Offered Shares in a special account with any bank or trust company, giving notice of such deposit to the Grantee or Permitted Transferee, whereupon such Offered Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Grantee or Permitted Transferee. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Grantee or Permitted Transferee shall thereafter look only to the Company for payment. The Company may place a legend on any certificate for Issued Shares delivered to the Grantee and Permitted Transferees reflecting the restrictions on transfer provided in this Section 7.

          (d) Expiration of Company's Right of First Refusal. The first refusal rights of the Company set forth above shall remain in effect until the closing of an Initial Public Offering or upon the consummation of any Acquisition as a result of which shares of Common Stock are registered under Section 12 of the Exchange Act and publicly traded on NASDAQ/NMS or any national security exchange.

     8. Compliance with Legal Requirements.

          This Option may not be exercised if the issuance of shares of Common Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed. In addition, this Option may not be exercised unless: (a) a registration statement under the Act shall at the time of exercise of this Option be in effect with respect to the shares issuable upon exercise, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of this Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of this Option, the Company may require the Grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     9. Lock-up Provision.

          The Grantee agrees, if requested by the Company and any underwriter engaged by the Company, not to sell, offer to sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any securities (including the right to acquire any Common Stock) of the Company (including, without limitation, pursuant to Rule 144 under the Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed one hundred eighty (180) days in the case of the Company's Initial Public Offering or ninety (90) days in the case of any other public offering.

     10. Miscellaneous Provisions.

          (a) Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in this Option.

          (b) Employment Rights. The grant of this Option does not confer upon the Grantee any right to continued employment or service with the Company or its Parent or any Subsidiary or interfere in any way with the right of the Company or its Parent or any Subsidiary to terminate the Grantee's employment or service at any time.

          (c) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Option Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Option Agreement.

          (d) Change and Modifications. The Committee may terminate or amend the Plan or this Option at any time; provided that, except as provided in Section 11(b) of the Plan in connection with an Acquisition, no such termination or amendment may adversely affect this Option without the consent of the Grantee unless such termination or amendment is necessary to comply with any applicable law, rule or regulation or, to the extent that this Option is designated as an Incentive Stock Option, is required to enable this Option to continue to qualify as an Incentive Stock Option.

          (e) Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of laws principles thereof.

          (f) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Option Agreement and shall not be considered in the interpretation of this Option Agreement.

          (g) Integrated Agreement. This Option Agreement, the Notice and the Plan constitute the entire understanding and agreement between the Grantee and the Company with respect to the subject matter contained herein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Grantee and the Company with respect to such subject matter except as provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of this Option and shall remain in full force and effect.

          (h) Saving Clause. If any provision(s) of this Option Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

          (i) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission, or two (2) days after deposit in the mail if mailed by first class registered or certified mail, postage prepaid, or one (1) business day after deposit with a nationally recognized overnight carrier. Notices to the Company or the Grantee shall be addressed to such address or addresses as may have been furnished by such party in writing to the other.

          (j) Benefit and Binding Effect. This Option Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Option Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

                                   APPENDIX A
                          STOCK OPTION EXERCISE NOTICE

Virtusa Corporation
200 West Park Drive
Westborough, MA 01581
Attention: Chief Financial Officer                      Date: __________________

                                      Stock Option Grant No.: __________________

     Pursuant to the terms of the Notice of Grant of Stock Option dated _______, and the Stock Option Agreement granted pursuant to the Virtusa Corporation 2000 Stock Option Plan and entered into by Virtusa Corporation (the "Company") and _____________________________________ on such date, I hereby exercise such
Option for _________________ shares of common stock, all of which have vested in accordance with the Notice of Grant of Stock Option, by including herein payment in the amount of $_____________ representing the purchase price for such shares. I hereby authorize payroll withholding or otherwise will make adequate provision for federal, state, foreign and local tax withholding obligations of the Company, if any, that arise in connection with the Option.

     I acknowledge that the shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Plan, the Notice of Grant of Stock Option, and the Option Agreement, copies of which I have received and carefully read and understand, including the Company's right of first refusal set forth therein, to all of which I hereby expressly assent. I acknowledge receipt of, and access to, the Company's Confidential Private Placement Memorandum (the "Memorandum") which Memorandum contains certain disclosures regarding the Company. I represent that I have read and am familiar with its provisions. By my signature below, I acknowledge and confirm that I have been provided access to, and the opportunity to review, the Memorandum, that I have reviewed the Memorandum and have had an opportunity to ask questions and receive answers regarding the Options, the Memorandum and the business, prospects and financial condition of the Company and such other information that I believe is necessary to evaluate the merits and risks of the Option and any investment in the common stock of the Company.

     I hereby represent that I am purchasing the shares of common stock for my own account and not with a view to any sale or distribution thereof. I understand that Rule 144, promulgated under the Securities Act of 1933, as amended, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to such shares and, in any event, is available only if certain conditions are satisfied. I acknowledge that any sale of such shares that might be made in reliance on Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon my request. Finally, I agree that, if the Option is designated as an "incentive stock option" in the Notice of Grant of Stock Option, that I will promptly notify the Chief Financial Officer of the Company if I transfer any of the shares acquired pursuant to the option within one (1) year from the date of exercise of all or part of the Option or within two (2) years of the date of grant of the Option.


Print Name:                            Signature:
            ------------------------              ------------------------------
Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
Email:                                 Phone:
       -----------------------------          ----------------------------------

NEITHER THE SECURITY REPRESENTED BY THIS OPTION AGREEMENT NOR THE SECURITIES FOR WHICH SUCH OPTION IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, NEITHER SUCH OPTION NOR THE SECURITIES FOR WHICH THE OPTION IS EXERCISABLE MAY BE OFFERED OR SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR ANY SUCH SECURITY UNDER THE U.S. SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITY UNDER THE U.S. SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS. WITHOUT LIMITATION ON THE FOREGOING, NEITHER SUCH OPTION NOR THE SECURITIES FOR WHICH SUCH OPTION IS EXERCISABLE MAY BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (INCLUDING ITS TERRITORIES AND POSSESSIONS, ANY STATE OF THE UNITED STATES, AND THE DISTRICT OF COLUMBIA) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, "U.S. PERSONS" (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT), EXCEPT IN TRANSACTIONS WHICH ARE IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. IN ADDITION, HEDGING TRANSACTIONS INVOLVING EITHER THE OPTION OR THE SECURITIES FOR WHICH THE OPTION IS EXERCISABLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

                         FORM--NON-U.S. EMPLOYEE VERSION

                             STOCK OPTION AGREEMENT
                                    UNDER THE
                   VIRTUSA CORPORATION 2000 STOCK OPTION PLAN

     Pursuant to the Virtusa Corporation 2000 Stock Option Plan (the "Plan"), Virtusa Corporation, a Delaware corporation (together with its successors, the "Company"), hereby grants to the person (the "Grantee") named in the Notice of Grant of Stock Option attached hereto (the "Notice'") to which this Stock Option Agreement (the "Option Agreement") is attached, an option (together with the Notice, referred to herein as the "Option") to purchase on or prior to the expiration date specified in the Notice (the "Expiration Date"), or such earlier date as is specified herein, all or any part of the number of shares of Common Stock of the Company indicated in the Notice (the "Option Shares" and such shares once issued shall be referred to as the "Issued Shares"), at the exercise price per share specified in the Notice (the "Exercise Price") and subject to the terms and conditions set forth in this Option Agreement, the Notice and the Plan, including the adjustment provision thereof. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Notice and the Plan (as applicable).

     If this Option is designated as an Incentive Stock Option in the Notice, this Option is intended to qualify as an "incentive stock option" as defined in
Section 422(b) of the Code. To the extent that any portion of this Option does not so qualify as an Incentive Stock Option or, if this Option is designated as a Nonqualified Stock Option in the Notice, it shall be deemed a Nonqualified Stock Option. The Grantee should consult with the Grantee's own tax advisor regarding the tax effects of this Option (and any requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements).

     1. Vesting and Exercisability.

          (a) No portion of this Option may be exercised until such portion shall have vested.

          (b) Except as set forth below and in Section 5 hereof, this Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option as provided herein, in an amount not to exceed the number of Vested Shares (as determined in the Notice) less the number of shares previously acquired upon exercise of this Option. In no event shall this Option be exercisable for more than the Number of Option Shares (as designated in the Notice).

          (c) In the event that the Grantee's Service Relationship terminates, this Option may thereafter be exercised, to the extent it was vested and exercisable on the date of such termination, until the date specified in Section 1(d) hereof. Any portion of this Option that is not exercisable on the date of termination of the Service Relationship shall immediately expire and be null and void.

          (d) Subject to the provisions of Section 5 hereof, once any portion of this Option becomes vested and exercisable, it shall continue to be exercisable by the Grantee or his or her representatives and legatees as contemplated herein at any time or times prior to the earliest of (i) the date which is (A) twelve
(12) months following the date on which the Grantee's Service Relationship terminates due to death or disability, or (B) three (3) months following the date on which the Grantee's Service Relationship terminates if the termination is due to any other reason, or (ii) the Expiration Date set forth in the Notice; provided that notwithstanding the foregoing, if the Grantee's Service Relationship is terminated for "Cause", this Option shall terminate immediately and be null and void upon the date of the Grantee's termination and shall not thereafter be exercisable. For purposes hereof, "Cause" means: (i) any material breach by the Grantee of any agreement to which the Grantee and the Company are parties, including breach of covenants not to compete and covenants relating to the protection of confidential information and proprietary rights of the Company, which breach is not cured pursuant to the terms of such agreements,
(ii) any act (other than retirement) or omission to act by the Grantee which would reasonably be likely to have a material adverse effect on the business of the Company, as the case may be, or on the Grantee's ability to perform services for the Company, as the case may be, (iii) the Grantee's conviction (including any pleas of guilty or nolo contendre) of any crime (other than ordinary traffic violations) which impairs the Grantee's ability to perform his or her duties,
(iv) any material misconduct or willful and deliberate non-performance of duties by the Grantee in connection with the business or affairs of the Company, as the case may be, (v) the Grantee's theft, dishonesty or falsification of the Company's documents or records, or (vi) the Grantee's improper use or disclosure of the Company's confidential or proprietary information.

For purposes of the definition of "Cause" set forth herein, all references to the Company shall be deemed to include the Company's Parent or any Subsidiary.

          (e) If designated as an Incentive Stock Option in the Notice, the Grantee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, subject to any amendments thereof, no sale or other disposition may be made of Issued Shares for which incentive stock option treatment is desired within the one (l)-year period after the day of the issuance of such Issued Shares to him or her (i.e., the exercise date), nor within the two (2)-year period after the grant of this Option and further, that this Option must be exercised, if and to the extent permitted hereunder, within three (3) months after termination of employment (or twelve (12) months in the case of death or disability to qualify as an incentive stock option. If the Grantee disposes (whether by sale, gift, transfer or otherwise) of any such Issued Shares within either of these periods, he or she agrees to notify the Company within thirty (30) days after such disposition. The Grantee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent that the aggregate Fair Market Value (determined as of the time that the applicable option is granted) of the shares of Common Stock with respect to which all Incentive Stock Options held by the Grantee are exercisable for the first time during any calendar year (under all option plans of the Company, its Parent and/or its Subsidiaries) exceeds $100,000, such Incentive Stock Options shall constitute Nonqualified Stock Options. For purposes of this Section l(e), Incentive Stock Options shall be taken into account in the order in which they were granted. If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock Option in part and a Nonqualified Stock Option in part, the Grantee may designate which portion of the Stock Option the Grantee is exercising. In the absence of such designation, the Grantee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

     2. Exercise of Option.

          (a) The Grantee may exercise this Option only by delivering an Option exercise notice (an "Exercise Notice") in substantially the form of Appendix A attached hereto to the Company's Chief Financial Officer or, if none, the Chief Executive Officer, indicating his or her election to purchase some or all of the Option Shares with respect to which this Option has vested at the time of delivery of such Exercise Notice (which amount shall be specified in the Exercise Notice), accompanied by payment in full of the aggregate Exercise Price; provided that such exercise shall be effective only upon receipt by such officer of the Exercise Notice and the aggregate Exercise Price. Payment of the aggregate Exercise Price for the Option Shares elected to be purchased by the Grantee may be made by one or more of the following methods:

               (i) in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the aggregate Exercise Price of such Option Shares;

               (ii) after the closing of the Company's Initial Public Offering, if permitted by the Committee at the discretion of the Committee at the time of exercise, (x) through the delivery (or attestation to ownership) of shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price of such Option Shares that have been purchased by the Grantee on the open market or that have been held by the Grantee for at least six (6) months and are not subject to restrictions under any plan of the Company, or (y) by the Grantee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the Exercise Price of such Option Shares; provided that, in the event the Grantee chooses such payment procedure, the Grantee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

               (iii) a combination of the payment methods set forth in clauses
(i) and (ii) above.

          (b) Certificates for the Option Shares so purchased will be issued and delivered to the Grantee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Grantee shall have complied with the requirements hereof and of the Plan, including the withholding requirements set forth in
Section 6 hereof, the Company shall be under no obligation to issue the Option Shares subject to this Option, and the determination of the Committee as to such compliance shall be final and binding on the Grantee. The Grantee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Issued Shares unless and until this Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered such Issued Shares to the Grantee, and the Grantee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Grantee shall have full dividend and other ownership rights with respect to such Issued Shares, subject to the terms of this Option Agreement.

          (c) The Company shall not be required to issue fractional shares upon the exercise of this Option.

          (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Option shall be exercisable after the earlier of the Expiration Date or the termination of this Option as contemplated by Section l(d) and
Section 5 hereof.

          (e) Unless the issuance of shares have been registered under the U.S. Securities Act of 1933, certificates evidencing Issued Shares shall bear the following legend:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS SECURITY MAY NOT BE OFFERED OR SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITY UNDER

          THE U.S. SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITY UNDER THE U.S. SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS. WITHOUT LIMITATION ON THE FOREGOING, NEITHER THIS SECURITY MAY NOT BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (INCLUDING ITS TERRITORIES AND POSSESSIONS, ANY STATE OF THE UNITED STATES, AND THE DISTRICT OF COLUMBIA) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, "U.S. PERSONS" (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT), EXCEPT IN TRANSACTIONS WHICH ARE IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

          (f) Grantee certifies and agrees as follows:

               (i) Grantee is not a resident in the United States of America, including its territories and possessions, any State in the United States or the District of Columbia,

               (ii) Grantee has not acquired this Option, and shall not acquire any Issued Shares for the account or benefit of any "U.S. Person" (as such term is defined in Regulation S),

               (iii) Grantee shall resell Issued Shares only in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration,

               (iv) Grantee shall not engage in hedging transactions with regard to this Option or Issued Shares unless in compliance with the U.S. Securities Act, and

               (v) The Company shall refuse to register any transfer of the Option or Issued Shares not made in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration.

     5. Unless the issuance of shares have been registered under the U.S. Securities Act, the Company shall implement administrative procedures designed to ensure, that the Option may not be exercised in, nor the Shares delivered upon exercise within, the United States of America, including its territories and possessions, any State in the United States or the District of Columbia.

     3. Subject to Plan.

          This Option is subject to all of the terms and conditions set forth in the Plan. Notwithstanding anything in this Option Agreement or the Notice to the contrary, to the extent of any conflict between the terms of the Plan, this Option Agreement, and the Notice, the terms of the Plan shall control.

     4. Transferability.

          This Option is personal to the Grantee and is not transferable by the Grantee in any manner other than by will or by the laws of descent and distribution; provided that if this Option is designated as a Nonqualified Stock Option, such Option may be transferred by the Grantee to any Permitted Transferee; provided that, the Permitted Transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and this Option Agreement. This Option may be exercised during the Grantee's lifetime only by the Grantee (or by the Grantee's legal representative or guardian in the event of the Grantee's incapacity) or by a Permitted Transferee pursuant to this
Section 4. The Grantee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Grantee's Option in the event of the Grantee's death to the extent provided herein. If the Grantee does not designate a beneficiary, or if the designated beneficiary predeceases the Grantee, the executor of the Grantee may exercise this Option to the extent permitted herein in the event of the Grantee's death.

     5. Effect of Certain Acquisitions.

          (a) Acquisitions. Upon the effectiveness of an Acquisition:

               (i) twenty five percent (25%) of the total number of Option Shares which are not vested and exercisable as of the date of the Acquisition shall immediately become vested and exercisable;

               (ii) to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Committee, which determination shall be final, binding, and conclusive) (an "Assumption") all remaining Option Shares shall, subject to and conditioned upon the effectiveness of the Acquisition, become vested and exercisable in full ten (10) days prior to the anticipated effective date of the Acquisition as determined by the Committee; and

               (iii) unless there is an Assumption, this Option shall terminate upon the effectiveness of the Acquisition.

          (b) Exercise in Connection with a Termination. In the event that the Option is terminated pursuant to Section 5(b)(iii) above, the Grantee shall be permitted to exercise, for a period of at least ten (10) days prior to the anticipated effective date of such Acquisition, this Option to the extent that it is then vested and exercisable (after giving effect to the acceleration of vesting provided for in connection with the Acquisition); provided that, the exercise of the portion of the Option that becomes vested and exercisable in connection with the Acquisition shall be subject to and conditioned upon the effectiveness of the Acquisition.

          (c) Vesting following an Assumption. Following the effectiveness of an Assumption, the unvested portion of this Option, if any, shall continue to vest in accordance with the vesting schedule set forth in the Notice, in the same proportion and on the same dates as the shares of Common Stock would have vested had there been no acceleration of vesting (i.e. if twenty five percent (25%) of the original shares of Common Stock subject to this Option would have vested on a specified date, then twenty five percent (25%) of the original shares of Common Stock subject to this Option, less the number of shares of Common Stock that would have vested on that date but which accelerated in connection with the Acquisition, shall vest on such specified date) and all such Awards shall otherwise be adjusted as provided in Section 11(a) of the Plan.

     6. Withholding Taxes.

          (a) Payment by Grantee. The Grantee shall, no later than the date as of which the exercise of this Option (or, if applicable, the issuance, in whole or in part, of any Issued Shares upon the exercise of this Option, the operation of any law or regulation providing for the imputation of interest related to this Option, or the lapsing of any restriction with respect to any Issued Shares acquired upon exercise of this Option) gives rise to taxable income and subjects the Company to a tax withholding obligation, authorize the Company to withhold from payroll and any other amounts payable to the Grantee or pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state, foreign and local taxes required by law to be withheld with respect to such income.

          (b) Payment in Common Stock. Subject to approval by the Committee, the Grantee may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued a number of shares of Common Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the Grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Fair Market Value of any shares of Common Stock withheld to satisfy any such tax withholding obligation shall not exceed the amount determined by the applicable minimum statutory withholding rates.

     7. Company's Right of First Refusal.

          (a) Exercise of Right. If the Grantee or any Permitted Transferee desires to sell, exchange, transfer, pledge or otherwise dispose of all or any part of the Issued Shares to any person or entity other than to the Company or a Permitted Transferee (an "Offeror"), the Grantee or Permitted Transferee shall:
(i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Offer Notice") to the Company setting forth the Grantee's or Permitted Transferee's desire to transfer such shares, which Offer Notice shall be accompanied by a photocopy of the Offer and shall set forth the name and address of the Offeror and the price and terms of the Offer. In the event that the Offer constitutes a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of such shares as determined by the Committee in good faith. Upon receipt of the Offer Notice, the Company shall have an assignable option to purchase any or all of such Issued Shares (the "Offered Shares") specified in the Offer Notice, such option to be exercisable by giving, within thirty (30) days after receipt of the Offer Notice, a written counter notice to the Grantee or Permitted Transferee. If the Company or its assigns elects to purchase any or all of such Offered Shares, it shall be obligated to purchase, and the Grantee or Permitted Transferee shall be obligated to sell to the Company or its assigns, such Offered Shares at the price and terms indicated in the Offer within thirty (30) days from the date of delivery by the Company of such counter notice (unless a longer period is permitted by the Grantee or Permitted Transferee and the Offeror); provided, however, that in the event that the Offer Notice provides for the payment for the Offered Shares other than in cash, the Company shall have the option of paying for the Offered Shares by the present value cash equivalent of the consideration described in the Offer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Grantee or Permitted Transferee to the Company (or its Parent or any Subsidiary) shall be treated as payment to the Grantee or Permitted Transferee in cash to the extent the unpaid principal balance and any accrued interest is canceled. The Company's exercise or failure to exercise its right of first refusal pursuant to this Section 7(a) with respect to any proposed transfer described in an Offer Notice shall not affect the Company's right to exercise its right of first refusal with respect to any other proposed transfer thereafter.

          (b) Sale of Offered Shares to Offeror. The Grantee or Permitted Transferee may, for sixty (60) days after the expiration of such thirty (30)-day option period (or, if applicable, such longer period) as set forth in Section 7(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Offered Shares not purchased or agreed to be purchased by the

Company or its assigns. All Offerors shall be required as a condition of purchasing such Offered Shares to agree in writing (in a form satisfactory to the Company) that the Offeror shall purchase and hold such Offered Shares subject to the Company's right of first refusal pursuant to this Section 7 with respect to any subsequent proposed transfer. Further, the Company shall have the right to demand further assurances from the Grantee or Permitted Transferee and the Offeror that the transfer of the Offered Shares was actually carried out in accordance with the terms and conditions of the Offer Notice. No transfer of the Offered Shares shall be effected on the books of the Company until the Company has received such assurances, if so demanded. Any proposed transfer on terms and conditions different from those described above in an Offer Notice shall be null and void. If any or all of such Offered Shares are not sold pursuant to the Offer Notice within the time permitted above, the unsold Offered Shares shall remain subject to the terms of this Section 7.

          (c) Failure to Deliver Option Shares. If the Grantee or Permitted Transferee fails or refuses to deliver on a timely basis duly endorsed certificates representing the Offered Shares to be sold to the Company or its assigns pursuant to this Section 7, the Company shall have the right to deposit the purchase price for such Offered Shares in a special account with any bank or trust company, giving notice of such deposit to the Grantee or Permitted Transferee, whereupon such Offered Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Grantee or Permitted Transferee. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Grantee or Permitted Transferee shall thereafter look only to the Company for payment. The Company may place a legend on any certificate for Issued Shares delivered to the Grantee and Permitted Transferees reflecting the restrictions on transfer provided in this Section 7.

          (d) Expiration of Company's Right of First Refusal. The first refusal rights of the Company set forth above shall remain in effect until the closing of an Initial Public Offering or upon the consummation of any Acquisition as a result of which shares of Common Stock are registered under Section 12 of the Exchange Act and publicly traded on NASDAQ/NMS or any national security exchange.

     8. Compliance with Legal Requirements.

          This Option may not be exercised if the issuance of shares of Common Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed. In addition, this Option may not be exercised unless: (a) a registration statement under the Act shall at the time of exercise of this Option be in effect with respect to the shares issuable upon exercise, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of this Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of this Option, the Company may require the Grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     9. Lock-up Provision.

          The Grantee agrees, if requested by the Company and any underwriter engaged by the Company, not to sell, offer to sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any securities (including the right to acquire any Common Stock) of the Company (including, without limitation, pursuant to Rule 144 under the Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed one hundred eighty (180) days in the case of the Company's Initial Public Offering or ninety (90) days in the case of any other public offering.

     10. Miscellaneous Provisions.

          (a) Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in this Option.

          (b) Employment Rights. The grant of this Option does not confer upon the Grantee any right to continued employment or service with the Company or its Parent or any Subsidiary or interfere in any way with the right of the Company or its Parent or any Subsidiary to terminate the Grantee's employment or service at any time.

          (c) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Option Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Option Agreement.

          (d) Change and Modifications. The Committee may terminate or amend the Plan or this Option at any time; provided that, except as provided in Section 11(b) of the Plan in connection with an Acquisition, no such termination or amendment may adversely affect this Option without the consent of the Grantee unless such termination or amendment is necessary to comply with any applicable law, rule or regulation or, to the extent that this Option is designated as an Incentive Stock Option, is required to enable this Option to continue to qualify as an Incentive Stock Option.

          (e) Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of laws principles thereof.

          (f) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Option Agreement and shall not be considered in the interpretation of this Option Agreement.

          (g) Integrated Agreement. This Option Agreement, the Notice and the Plan constitute the entire understanding and agreement between the Grantee and the Company with respect to the subject matter contained herein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Grantee and the Company with respect to such subject matter except as provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of this Option and shall remain in full force and effect.

          (h) Saving Clause. If any provision(s) of this Option Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

          (i) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission, or two (2) days after deposit in the mail if mailed by first class registered or certified mail, postage prepaid, or one (1) business day after deposit with a nationally recognized overnight carrier. Notices to the Company or the Grantee shall be addressed to such address or addresses as may have been furnished by such party in writing to the other.

          (j) Benefit and Binding Effect. This Option Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Option Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

                                   APPENDIX A
                          STOCK OPTION EXERCISE NOTICE

Virtusa Corporation
2000 West Park Drive
Westborough, MA 01581
Attention: Chief Financial Officer                          Date: ______________

     Pursuant to the terms of the Notice of Grant of Stock Option dated ________________________________ ____________, ____________ and the Stock Option
Agreement granted pursuant to the Virtusa Corporation 2000 Stock Option Plan and entered into by Virtusa Corporation and ___________________________________ on such date, I hereby [Circle One] partially/fully exercise such Option by including herein payment in the amount of $__________________ representing the purchase price for _____________________ shares of common stock, all of which have vested in accordance with the Notice of Grant of Stock Option. I hereby authorize payroll withholding or otherwise will make adequate provision for federal, state, foreign and local tax withholding obligations of the Company, if any, that arise in connection with the Option.

     I acknowledge that the shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Plan, the Notice of Grant of Stock Option, and the Option Agreement, copies of which I have received and carefully read and understand, including the Company's right of first refusal set forth therein, to all of which I hereby expressly assent.

     I hereby represent that I am purchasing the shares of common stock for my own account and not with a view to any sale or distribution thereof. I understand that Rule 144, promulgated under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act), which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to such shares and, in any event, is available only if certain conditions are satisfied. I acknowledge that any sale of such shares that might be made in reliance on Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon my request.

     In addition, without limitation of the foregoing, I hereby certify and agree as follows:

          A. I am not a resident in the United States of America, including its territories and possessions, any State in the United States or the District of Columbia,

          B. I shall not acquire the shares of common stock for the account or benefit of any "U.S. Person" (as defined in Exhibit A hereto),

          C. I shall resell Shares only in accordance with the provisions of Regulation S (Rule 901 through Rule 905, and Preliminary Notes), pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration,

          D. I shall not engage in hedging transactions with regard to the common stock unless in compliance with the U.S. Securities Act, and

                                        Sincerely yours,


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                    Exhibit A

                           Definition of "U.S. Person"

1.   "U.S. person" means:

     i.   Any natural person resident in the United States;

     ii. Any partnership or corporation organized or incorporated under the laws of the United States;

     iii. Any estate of which any executor or administrator is a U.S. person;

     iv.  Any trust of which any trustee is a U.S. person;

     v.   Any agency or branch of a foreign entity located in the United States;

     vi. Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

     vii. Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

     viii. Any partnership or corporation if:

          A. Organized or incorporated under the laws of any foreign jurisdiction; and

          B. Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501 (a)) who are not natural persons, estates or trusts.

2.   The following are not "U.S. persons":

     i. Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

     ii. Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

          A. An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

          B.   The estate is governed by foreign law;

     iii. Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

     iv. An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

     v. Any agency or branch of a U.S. person located outside the United States if:

          A.   The agency or branch operates for valid business reasons; and

          B. The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

     vi. The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

          ADDENDUM B TO THE VIRTUSA CORPORATION 2000 STOCK OPTION PLAN
             RULES APPLYING TO STOCK OPTIONS GRANTED TO UK EMPLOYEES

1.    ADOPTION OF THE UK ADDENDUM TO THE PLAN

1.1 The Committee, as that term is defined in the Virtusa Corporation 2000 Stock Option Plan (the "Plan"), has adopted the provisions of this Addendum B (the "UK Addendum" in order to comply with applicable laws with respect to certain options granted to optionees resident in the UK.

1.2 The provisions of this UK Addendum are not intended to qualify as an approved share option plan under Schedule 4 to the Income Tax (Earnings and Pensions) Act 2003 ("ITEPA").

1.3 If there is any conflict between the provisions contained in the UK Addendum and the provisions of the Plan, then the provisions of the UK Addendum will take precedence in respect of options granted under the UK Addendum.

1.4 References in these Rules to Sections are to sections of the Plan and capitalized terms not defined herein shall have the meaning set forth in the Plan.

1.5 No option shall be granted under the UK Plan after termination of the same.

2.    PURPOSE - SECTION 1

2.1 The purpose of the UK Addendum to the Plan is to grant Nonqualified Stock Options to employees who are residents of the UK. No UK Option shall be granted to any person who is not an UK Employee on the date of grant.

3.    DEFINITIONS

3.1 Capitalized terms used herein but not defined herein shall have the meanings set forth in the Plan. The following additional definitions shall apply for the purposes of options granted under the UK Addendum and Plan:

      "Control"           shall have the meaning ascribed by Section 840 of the
                          Income and Corporation Taxes Act 1988.

      "UK Employee"       shall mean any bona fide employee of the Company or
                          any Subsidiary (as hereinafter defined) who is resident in the United Kingdom for tax purposes

      "Inland Revenue"    shall mean the Board of Inland Revenue of the
                          United Kingdom.

      "Rules"             shall mean the rules of the UK Plan.

      "Subsidiary"        shall mean any company of which the Company has
                          Control.

      "UK Option"         Shall mean an option granted under Plan, as modified
                          by this Addendum B.

      "UK Stock Option    Shall mean the form of agreement issued upon the
      Agreement"          grant of an UK Option.

4.    GRANTS - SECTION 5

4.1 Any reference to Consultants and advisors of the Company in section 5(b) shall not apply to grants of UK Options.

4.2 No "Incentive Stock Options" shall be granted under the Plan as modified by the UK Addendum.

5.    TERMS AND CONDITIONS OF OPTIONS - SECTION 6

5.1   Section 6(c)(B) is hereby deleted.

5.2 Section 6(e) of the Plan shall not apply. A UK Option shall be personal to the UK Employee to whom it is granted and shall not be transferable or assignable during the Participant's lifetime. In the event of the death of the Participant, UK Options may be exercised only by the Participant's executor or by the administrator of the Participant's estate in accordance with the terms of the relevant UK Stock Option Agreement. An UK Option shall not be charged, pledged or otherwise encumbered and any purported assignment, charge, disposal or dealing with the rights and interest of the Participant otherwise than in accordance with the Plan, the UK Addendum or the relevant UK Stock Option Agreement shall render the UK Option void.

6.    RESTRICTED STOCK AWARDS - SECTION 7

      Section 7 of the Plan shall not apply to UK Employees.

7.    UNRESTRICTED STOCK AWARDS - SECTION 8

      Section 8 of the Plan shall not apply to UK Employees.

8.    TAX WITHHOLDING - SECTION 9

8.1   Sections 9(a) and 9(b) of the Plan shall not apply.

8.2 If a liability arises in connection with the exercise of a UK Option under which the Company or any Subsidiary is obliged to account for income tax and/or primary social security contributions (otherwise known as employee's National Insurance contributions) and/or secondary social security contributions (otherwise known as employer's National Insurance contributions) (together an "Employee Tax Liability"), then unless:

      (a) the relevant Participant has indicated in the form of exercise that he will make a payment to his or her employer or the Company of an amount equal to the Employee Tax Liability; and

      (b) the Participant does, within seven days of being notified by his or her employer or the Company of the amount of the Employee Tax Liability, make such payment to his employer or the Company;

      his or her employer may withhold from the salary of the Participant an amount equal to the Employee Tax Liability.

8.3 It is a condition of the exercise of an UK Option that the Participant agrees, if so requested by the Company, to enter into an election with his employer in respect of the liability for paying any secondary social security contributions (otherwise known as employer's National Insurance contributions) payable in connection with the exercise of a UK Option, provided that any such election has received prior approval from the Inland Revenue.

9.    GENERAL PROVISIONS - SECTION 13

      The following additional provisions shall apply in respect of UK Options. Notwithstanding any other provision of the Plan or UK Addendum:

      9.1 the Plan and the UK Addendum shall not form any part of any contract of employment between the Company or any Subsidiary and any employees of any of those companies, and they shall not confer on any such employees any legal or equitable rights (other than those constituting the UK Options themselves) against the Company or any Subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any Subsidiary;

      9.2 the benefits to UK Employees under the Plan and the UK Addendum shall not form any part of their wages or remuneration or count as pay or remuneration for pension fund or other purposes; and

      9.3 in no circumstances shall any UK Employee on ceasing to hold the office or employment by virtue of which he is or may be eligible to participate in the the Plan, as modified by the UK Addendum, be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan, as modified by the UK Addendum which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.